TCW Funds, Inc.

Supplement dated August 18, 2023 to the

Summary Prospectus (“Summary”) and the Prospectus (the “Prospectus”)

dated March 1, 2023, as supplemented

For current and prospective investors in the TCW New America Premier Equities Fund and the TCW Select Equities Fund (the “Funds”):

The following risk factor is hereby added to the “Principal Risks” section for each Fund:

Concentration risk: Although the Fund technically remains a diversified fund, the relative increase in the market value of certain holdings has made the Fund’s portfolio sufficiently concentrated that investors in the Fund are now subject to the same risks as investing in a non-diversified mutual fund. Non-diversification risk is the risk that the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers. There can be no assurances as to when or whether the Fund will become less concentrated.

Please retain this Supplement with your Prospectus for future reference.